UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Under Rule 14a-12

SUPERIOR BANCORP
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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(1) Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SUPERIOR BANCORP
17 North 20th Street
Birmingham, Alabama  35203

October 22, 2009

Dear Stockholder:

On behalf of the Board of Directors and management of Superior Bancorp, we cordially invite you to attend a Special Meeting of Stockholders to be held at our principal executive offices at 17 North 20th Street, Birmingham, Alabama 35203, on November 19, 2009, at 10:00 a.m. Central Time. The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting.

It is important that your shares be represented at the Special Meeting.  Regardless of whether you plan to attend, please mark, sign, date and return the enclosed proxy as soon as possible in the envelope provided or vote over the Internet or by telephone.  If you attend the Special Meeting, which we hope you will, you may vote in person even if you have previously mailed a proxy card or voted over the Internet or by telephone.

Sincerely,

C. Stanley Bailey
Chairman and Chief Executive Officer

SUPERIOR BANCORP
17 North 20th Street
Birmingham, Alabama 35203

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 19, 2009

To the Stockholders of Superior Bancorp:

You are hereby notified that a Special Meeting of Stockholders (the "Special Meeting") of Superior Bancorp, a Delaware corporation, will be held at our principal executive offices at 17 North 20th Street, Birmingham, Alabama 35203, on November 19, 2009, at 10:00 a.m. Central Time, for the following purposes:

1.	To amend Superior Bancorp’s Certificate of Incorporation to increase the number of shares of authorized common stock from 20 million to 200 million .

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting; however, only stockholders of record at the close of business on October 8, 2009, are entitled to notice of and to vote at the Special Meeting, or any adjournments thereof.  Regardless of whether you plan to attend the meeting, please mark, sign, date and return the enclosed proxy in the enclosed prepaid envelope as soon as possible or vote in advance over the Internet or by telephone as instructed in the proxy statement.  If you attend the Special Meeting in person, you may revoke your proxy and vote in person.  Attendance at the meeting does not of itself revoke your proxy.

Important notice regarding the availability of proxy materials for the Special Meeting to be held on November 19, 2009. The Proxy Statement and the accompanying proxy materials are also available at http://www.superiorbank.com/proxymaterials.

In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting shall be open to the examination of any stockholder, for any purpose relating to the Special Meeting, during ordinary business hours at Superior Bancorp's principal executive offices at 17 North 20th Street, Birmingham, Alabama, from November 9, 2009 through November 19, 2009, and the list shall be available for inspection at the Special Meeting by any stockholder who is present.

By Order of the Board of Directors

William H. Caughran
DATED: October 22, 2009	Secretary

SUPERIOR BANCORP
17 North 20th Street
Birmingham, Alabama 35203

PROXY STATEMENT
For Special Meeting of Stockholders
to be Held on November 19, 2009

INTRODUCTION

We are furnishing this Proxy Statement to the holders of Superior Bancorp common stock, par value $.001 per share, in connection with our solicitation of proxies to be used at a Special Meeting of Stockholders to be held on Thursday, November 19, 2009, at 10:00 a.m., Central Time, at our principal executive offices at 17 North 20th Street, Birmingham, Alabama 35203 (the "Special Meeting") and any adjournment thereof.  The enclosed proxy is solicited on behalf of our Board of Directors.  This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about October 22, 2009.

Stockholders Entitled to Vote

Only stockholders of record at the close of business on October 8, 2009, are entitled to receive notice of and to vote at the Special Meeting.  Our only class of stock entitled to vote on the matters that we anticipate will be acted upon at the Special Meeting is our common stock, par value $.001 per share.  As of the close of business on October 8, 2009, the number of shares of common stock outstanding and entitled to vote at the Special Meeting was 11,624,279. Each share of common stock is entitled to one vote on all matters.  There are no cumulative voting rights.

Vote Required

Before any business may be transacted at the Special Meeting, a quorum must be present.  A majority of our outstanding shares of common stock which are entitled to vote at the Special Meeting, represented in person or by proxy, shall constitute a quorum for the transaction of business. Assuming a quorum is present, the proposed amendment to our Restated Certificate of Incorporation (Proposal Number One) requires approval by the holders of a majority of our issued and outstanding shares of common stock.  If you are present in person or represented by proxy at the meeting and you abstain from voting on Proposal Number One, your abstention will have the same effect as a vote against the proposal.  Your failure to attend the Special Meeting or to be represented at the meeting by proxy will also have the same effect as a vote against Proposal Number One.

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted as votes cast on any matter.  However, with respect to Proposal Number One, abstentions and broker non-votes will have the same effect as a vote against the proposal.

How to Vote Your Shares

To vote at the Special Meeting, you may attend the Special Meeting and vote your shares in person or you may vote in advance of the Special Meeting by Internet, telephone or mail as explained below.  Even if you plan to attend the Special Meeting, we urge you to vote in advance.  If you own shares in record name, you may cast your advance vote in one of three ways:

•
Vote by Internet:     You can choose to vote your shares over the Internet website listed on the enclosed proxy card.  This website will give you the opportunity to make your selections and confirm that your instructions have been followed.  To take advantage of the convenience of voting on the Internet, you must subscribe to one of the various commercial services that offers access to the Internet.  If you vote via the Internet, you do not need to return the proxy card.

•
Vote by Telephone:    You can also vote by phone at any time by calling the toll-free number (for residents of the United States) listed on the enclosed proxy card.  To vote by telephone, dial the toll-free number and follow the simple recorded instructions.  If you vote by telephone, you do not need to return the proxy card.

•	Vote by Mail: If you choose to vote by mail, simply mark the proxy card, and then date, sign, and return it in the postage pre-paid envelope provided.

Stockholders who hold shares beneficially in street name through a nominee (such as a broker) may be able to vote by telephone or the Internet as well as by mail.  You should follow the instructions you receive from your nominee to vote these shares.

If instructions are given in any of the three ways listed above and are received by Superior Bancorp before or at the Special Meeting, and are not revoked, then the shares of common stock represented thereby will be voted as specified.  If no specification is made, then shares of common stock represented by the proxy will be voted in accordance with the recommendations of the Board of Directors.

How to Revoke Your Proxy

Sending in a signed proxy card will not affect your right to attend the Special Meeting and vote in person.  You may revoke your proxy at any time before it is voted at the Special Meeting by:

•	giving written notice to the Secretary of Superior Bancorp that you wish to revoke your proxy,
•	executing and delivering to the Secretary of Superior Bancorp a later-dated proxy (including by Internet or telephone vote), or
•	attending, giving notice that you wish to revoke your proxy and voting in person at the Special Meeting.

Solicitation

We will bear the costs of soliciting proxies.  We have engaged Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies, for which we will pay a fee of approximately $7,500 plus reimbursement of expenses.  Some of our officers and employees (or those of our subsidiaries) may use their personal efforts to make additional requests for the return of proxies by telephone, mail or otherwise and may receive proxies on our behalf.  They will receive no additional compensation for making any solicitations.  We expect to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

Other Matters

As of the date of this Proxy Statement, the Board of Directors does not know of any matters, other than those set forth in the foregoing Notice of Special Meeting of Stockholders, that may be brought before the Special Meeting.  If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, to the best of our knowledge, certain information regarding our beneficial stock ownership as of October 8, 2009, by:  (a) each of our current directors, our Chief Executive Officer and our other current executive officers, (b) all current directors and executive officers as a group, and (c) each stockholder known by us, based solely upon a review of filings made with the SEC, to be the beneficial owner of more than 5% of our outstanding common stock.  Except as otherwise indicated, each person listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by him.  None of the shares are pledged as security for indebtedness unless otherwise indicated.

Name	Number of Shares of Common Stock		Percentage (1)(2) Of Common Stock Owned

Directors and Executive Officers:

C. Stanley Bailey	240,243	(3)	2.04%
Roger Barker	23,883	(4)	*
William H. Caughran	7,357	(5)	*
Thomas E. Dobbs, Jr.	15,513	(6)	*
K. Earl Durden	1,249,477	(7)	9.90%
Rick D. Gardner	105,710	(8)	*
Thomas E. Jernigan, Jr.	224,246	(9)	1.93%
James Mailon Kent, Jr.	118,604	(10)	1.02%
Mark A. Lee	387,735	(11)	3.37%
Peter L. Lowe	129,066		1.11%
John C. Metz	149,204	(12)	1.28%
D. Dewey Mitchell	132,595	(13)	1.14%
Robert R. Parrish, Jr.	24,796	(14)	*
Charles W. Roberts, III	130,569		1.12%
C. Marvin Scott	140,866	(15)	1.20%
James A. White	1,000		*
James C. White, Sr.	21,063	(16)	*
All executive officers and directors as a group (17 persons)	3,101,927	(17)	23.86%

*	Less than 1%
(1)
Except as otherwise noted herein, percentage is determined on the basis of 11,624,279  shares of Superior Bancorp common stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of common stock subject to currently exercisable options.  Unless otherwise indicated, the address of each person is c/o Superior Bancorp, 17 North 20th Street, Birmingham, Alabama  35203.

(2)
Ownership percentage for each named individual is calculated by treating any shares subject to options that are held by the named individual and that are exercisable within the next 60 days as if outstanding, but treating such option shares held by others and treating shares subject to options held by the named individual but not exercisable within 60 days as not outstanding.  If ownership of restricted stock is shown, the individual has sole voting power, but no power of disposition.

(3)	Includes 177,992 shares subject to options that are exercisable within 60 days and 2,655 shares held for his benefit by employee benefit plans.
(4)	Includes 5,000 shares subject to options that are exercisable within 60 days.
(5)
Includes 22 shares held as co-trustee of a trust, 215 shares held by his spouse, 1,062 shares of restricted stock over which he has voting power but not investment power, and 3,712 shares held for his benefit by employee benefit plans.

(6)	Includes 1,234 shares held by a corporation of which he is a controlling shareholder.
(7)	Includes 126,296 shares held by corporations of which he is a controlling shareholder and 1,000,000 shares subject to warrants that are exercisable within 60 days.
(8)	Includes 88,996 shares subject to options that are exercisable within 60 days and 415 shares held for his benefit by employee benefit plans.
(9)	Includes 7,500 shares subject to options that are exercisable within 60 days and 203,595 shares held by a trust of which he is the beneficiary.
(10)	Includes 7,500 shares subject to options that are excisable within 60 days.
(11)	Includes 381,265 shares held by a limited liability company.
(12)	Includes 1,447 shares held in his spouse’s IRA.
(13)
Includes 81,826 shares held by corporations of which he is a controlling shareholder and 6,145 shares held for his benefit by an employee benefit plan.  Mr. Mitchell has pledged 23,920 shares in connection with a loan.

(14)	Includes 1,250 shares subject to options that are excisable within 60 days and 13,921 shares held for his benefit by an employee benefit plan.
(15)	Includes 88,996 shares subject to options that are exercisable within 60 days and 13,621 shares held for his benefit by employee benefit plans.
(16)	Includes 1,250 shares subject to options that are exercisable within 60 days.
(17)	Includes 1,378,484 shares subject to options and warrants that are exercisable within 60 days.

PROPOSAL NUMBER ONE
AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK

On October 6, 2009, our Board of Directors approved an amendment to Article IV, Section 4.1 of our Restated Certificate of Incorporation to increase the number of authorized shares of common stock of Superior Bancorp from 20 million to 200 million.  Such approval by the Board is subject to the approval of such amendment by the holders of a majority of the outstanding shares of our common stock.   A copy of the proposed amendment increasing authorized common stock is attached to this Proxy Statement as Annex A.

Increase in Authorized Common Stock

The Board of Directors recommends that the stockholders approve the proposed amendment because it considers such amendment to be in the best long-term and short-term interests of Superior Bancorp, its stockholders and its other constituencies.  The proposed increase in the number of authorized shares of common stock will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future transactions approved by the Board of Directors, including, among others, stock splits, stock dividends, stock incentive plans, acquisitions, equity offerings, and other corporate purposes.  The Board of Directors believes that the availability of the additional shares for such purposes without delay will be beneficial to Superior Bancorp by providing it with the flexibility to consider and respond to future business opportunities and needs as they arise.  The availability of such additional shares will also enable us to act promptly when the Board of Directors determines that the issuance of additional shares of common stock is advisable.  It is possible that shares of common stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares currently outstanding.

We are exploring strategic alternatives to strengthen the company’s capital position and enhance long-term stockholder value, but we do not currently have any agreements, arrangements, commitments or understandings with respect to the issuance of any additional shares of our common stock that would be authorized upon approval of the proposed amendment.  However, as described below, we have a relatively small number of authorized but unissued shares that are not already reserved for issuance, and if the proposed amendment is not approved, our flexibility to pursue potential future transactions involving our stock will be limited.

Under our Restated Certificate of Incorporation, we currently have authority to issue 20 million shares of common stock, par value $.001 per share, of which 11,624,279 shares were issued and outstanding as of September 30, 2009.  In addition, as of such date, approximately (a) 132,459 shares were reserved for issuance under our incentive compensation plans, under which options to purchase a total of 926,272 shares were outstanding, and (b) approximately 2,923,792 shares were reserved for issuance pursuant to outstanding warrants.  After giving effect to such reserved shares, approximately 4,393,198 shares were available for issuance on such date.

There are no preemptive rights with respect to our common stock.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the adoption of the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 20 million to 200 million.  The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting will be necessary for the approval of such amendment.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors does not know of any business which will be presented for consideration at the Special Meeting other than that specified herein and in the Notice of Special Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgments on such matters.

By Order of the Board of Directors,

William H. Caughran
Secretary
Birmingham, Alabama
October 22, 2009

ANNEX A

PROPOSED AMENDMENT TO ARTICLE IV, SECTION 4.1 OF THE RESTATED
CERTIFICATE OF INCORPORATION OF SUPERIOR BANCORP INCREASING
AUTHORIZED COMMON STOCK, AS APPROVED BY THE BOARD OF DIRECTORS
ON OCTOBER 6, 2009

RESOLVED, that, subject to the approval by the affirmative vote of the holders of a majority of the issued and outstanding common stock of the Corporation, the first paragraph of Article IV, Section 4.1 of the Restated Certificate of Incorporation of the Corporation shall be amended to read as follows:

Section 4.1     Authorization of Capital.  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be Two Hundred and Five Million (205,000,000) shares, comprising Two Hundred Million (200,000,000) shares of Common Stock, with a par value of $.001 per share, and Five Million (5,000,000) shares of Preferred Stock, with a par value of $.001 per share, as the Board of Directors may decide to issue pursuant to Section 4.3, which constitutes a total authorized capital of all classes of capital stock of Two Hundred and Five Thousand Dollars ($205,000.00).

SUPERIOR BANCORP
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 19, 2009

VOTE BY INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL

https://www. proxyvotenow.com/supr	1-866-388-1533

Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the Special Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to create an electronic voting form.

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the Special Meeting date. Have your proxy card in hand when you call and then follow the instructions.
Mark, sign and date this proxy card and return it in the postage-paid envelope provided.
.
The undersigned hereby appoints C. Stanley Bailey and C. Marvin Scott, either one of whom may act without joinder of the other, with full power of substitution and ratification, attorneys-in-fact and Proxies of the undersigned to vote all shares of common stock of Superior Bancorp which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Central Daylight Time on Thursday, November 19, 2009, at Superior Bancorp’s principal executive offices at 17 North 20th Street, Birmingham, Alabama 35203, and at any and all adjournments thereof:

1..
AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK. To amend Superior Bancorp’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock to from 20 million shares to 200 million shares.

☐ FOR                      ☐ AGAINST                      ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

Dated: ________________, 2009

(Print Name)

(Signature of Stockholder(s)

PLEASE DATE, SIGN AND RETURN THIS PROXY TO SUPERIOR BANCORP IN THE ENCLOSED ENVELOPE. THANK YOU.